UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 28, 2011

SMART BALANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 West Century Road - Suite 260 Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (201) 568-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On September 28, 2011 and effective immediately, the Board of Directors (the “Board”) of Smart Balance, Inc. (the “Company”) amended and restated the bylaws (the “Bylaws”) of the Company (i) to reflect the current name of the Company (Smart Balance, Inc.) and (ii) to include provisions reflecting the Board’s classified structure and the vote requirement for shareholders to remove directors that conform to similar provisions included in the Company’s amended and restated certificate of incorporation (the “Charter”).  The Charter is included as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 25, 2007.

        The foregoing information is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.
     3.1      Amended and Restated Bylaws of Smart Balance, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2011	SMART BALANCE, INC.
(registrant)

	By:	/s/ Alan S. Gever
Alan S. Gever
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

(d) Exhibits.
     3.1      Amended and Restated Bylaws of Smart Balance, Inc.